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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                      THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   April 29, 1998   (April 28, 1998)
                                                    ---------------------------------


                       MILLENNIUM SPORTS MANAGEMENT, INC.

New Jersey                          0-22042                     22-3127024
----------                          -------                     ----------
(State or other jurisdiction   (Commission File No.)       (IRS Employer ID No.)
of incorporation)
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              Ross' Corner, U.S. Highway 206 and County Route 565,
                               Augusta, NJ 07822
              ----------------------------------------------------
                    (Address of principal executive offices)


                                (973) 383-7644
               --------------------------------------------------
               Registrant's telephone number, including area code


       __________________________________________________________________
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
---------------------

         Following the public announcement thereof on April 28, 1998, Millennium Sports Management, Inc., formerly known as Skylands Park Management, Inc. (the "Company"), notified Continental Stock Transfer & Trust Company (the "Warrant Agent"), with instructions to further notify the registered holders of the Company's outstanding publicly traded Class A common stock purchase warrants (the "Class A Warrants"), that the Board of Directors of the Company had voluntarily authorized the extension of the Class A Warrants such that the expiration date of the Class A Warrants has been extended through and including 5:00 p.m. (New York time) on September 30, 1998. No other terms of the Class A Warrants were amended at this time.

         Also on April 28, 1998, the Company notified the Warrant Agent, with instructions to further notify the registered holders of the Company's outstanding Class D common stock purchase warrants (the "Class D Warrants", and collectively with the Class A Warrants, the "Warrants"), that, except for Class D Warrants committed for issuance in connection with the Company's "Stadium Golf" joint venture, the Board of Directors of the Company had (i) determined to cease any further offering of Class D Warrants, and (ii) voluntarily authorized the extension of the expiration date of the Class D Warrants through 5:00 p.m. (New York time) on March 31, 2003 with respect to the 4,012,000 Class D Warrants now outstanding or committed for issuance. 3,000,000 of such Class D Warrants are subject to contractual agreements requiring the return thereof to the Company under certain circumstances. No other terms of the Class D Warrants were amended at this time.

         The certificates representing the Warrants on the date of this report will continue to represent the Warrants (as extended) during the extension of the exercise periods, and the Warrant Agent has agreed to continue to act as warrant agent in respect of the Warrants.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         The following Exhibits are filed as part of this Form 8-K:

         1. Notification letter, dated April 28, 1998, issued by the Company to the Warrant Agent, regarding the extension of the Class A Warrants.
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         2.  Warrant Agreement dated as of September 24, 1993 between the
Company and the Warrant Agent, relating to the Class A Warrants.(1)

         3. Notification Letter, dated April 28, 1998, issued by the Company to the Warrant Agent, regarding the extension of the Class D Warrants.

         4. Warrant Agreement dated as of February 6, 1997 between the Company and the Warrant Agent, relating to the Class D Warrants.(2)


________________________

/(1)/   Incorporated by reference, filed as an exhibit to Amendment No. 2 to the
Company's registration statement on Form SB-2 filed on August 12, 1993.

/(2)/   Incorporated by reference, filed as an exhibit to Company's report on
Form 10-KSB filed on March 31, 1998.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                      MILLENNIUM SPORTS MANAGEMENT, INC.
                                         (Registrant)



Dated:  April 29, 1998                By: /s/ Barry M. Levine
        --------------                    -------------------------------
                                          Barry M. Levine, President